UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2024

Federal Home Loan Bank of Pittsburgh
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395		25-6001324
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

601 Grant Street	Pittsburgh,	PA	15219
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition
On July 25, 2024, the Federal Home Loan Bank of Pittsburgh (the “Bank”) issued a press release to report the Bank’s financial results for the quarter and six months ended June 30, 2024 and to announce the Board’s declaration of a dividend. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the related press release.

Any anticipated future dividend rates are not a guarantee or a commitment by the Bank regarding the payment of any dividends or the level of dividends. Market conditions may be unpredictable and their impact on the Bank’s results of operations and financial condition, as well as any changes in applicable regulatory or other requirements, may affect the Bank’s ability to declare dividends or to pay dividends at such anticipated rates.

Item 7.01	Regulation FD Disclosure
The information set forth under Item 2.02 is also furnished pursuant to this Item 7.01. The information being furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements
The attached earnings release and the information provided pursuant to Items 2.02, 7.01 and 9.01 contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements describing the objectives, projections, estimates, or predictions of the future of the Bank. These statements may use forward-looking terms, such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “likely,” or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions; volatility of market prices, rates, and indices related to financial instruments, including, but not limited to, investments and contracts, the occurrence of man-made or natural disasters, endemics, global pandemics, climate change, conflicts or terrorist attacks or other geopolitical events; political events, including legislative, regulatory, litigation, or judicial events or actions, including those relating to environmental, social, and governance matters; risks related to mortgage-backed securities (MBS); changes in the assumptions used to estimate credit losses; and changes in expectations regarding the Bank’s payment of dividends. Additional risks that might cause the Bank’s results to differ from these forward-looking statements are provided in detail in the Bank’s filings with the Securities and Exchange Commission, which are available at https://www.sec.gov. Forward-looking statements speak only as of the date made and the Bank has no obligation, and does not undertake publicly, to update or revise any forward-looking statement for any reason.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 is furnished herewith.

Exhibit No.	Description

99.1	Press release, dated July 25, 2024, issued by the Bank

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

Date: July 25, 2024	By:	/s/ Edward V. Weller
Edward V. Weller
Chief Financial Officer